Summary Prospectus Supplement dated April 21, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for the Fund listed below:
Invesco Global Low Volatility Equity Yield Fund
This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.
The following information replaces the table in its entirety under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Tarun Gupta	Portfolio Manager	2020
Nils Huter	Portfolio Manager	2013
Glen Murphy	Portfolio Manager	2020
Robert Nakouzi	Portfolio Manager	2018
Sergey Protchenko	Portfolio Manager	2020
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